SMITH GROUP LARGE CAP CORE GROWTH FUND Summary Prospectus January 28, 2016 Institutional Class Shares (Ticker: BSLGX) Investor Class Shares (Ticker: BSLNX)

Before you invest, you may want to review Smith Group Large Cap Core Growth Fund’s (the “Fund”) prospectus, which contains more information about the Fund and its risks.  The current Statutory Prospectus and Statement of Additional Information dated January 28, 2016, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund on the its website at http://www.smithgroupfunds.com/literature.html.  You can also get this information at no cost by calling the Fund (toll-free) at 877-SMITH65 (877-764-8465) or by sending an e-mail request to info@smithasset.com.

Investment Objective
The Smith Group Large Cap Core Growth Fund (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Institutional Class	Investor Class
Shareholder Fees (fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.61%	0.61%
Distribution (12b-1) Fee	0.00%	0.25%
Other Expenses	0.40%	0.40%
Total Annual Fund Operating Expenses	1.01%	1.26%
Less: Fee Waiver (1)	(0.22)%	(0.22)%
Total Annual Fund Operating Expenses After Fee Waiver (1)	0.79%	1.04%
(1)
Smith Asset Management Group, L.P. (the “Adviser” or “Smith Group”) has contractually agreed to waive all or a portion of its management fees, and may reimburse the Fund for its operating expenses, in order to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions, and extraordinary expenses) do not exceed 0.79% of the average daily net assets of the Institutional Class and 1.04% of the average daily net assets of the Investor Class.  Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such waiver and reimbursement was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense reimbursement occurred and at the time of the recoupment. The Operating Expenses Limitation Agreement will be in effect and cannot be terminated through January 27, 2017.  Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or the Adviser, with the consent of the Board.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense limitation for one year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$81	$300	$536	$1,216
Investor Class	$106	$378	$671	$1,503

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 58% of its average portfolio value.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities issued by large capitalization companies that the Adviser believes will have the highest probability of an earnings growth rate that exceeds investor expectations.   The Adviser defines large capitalization companies as companies within the range of the capitalization of companies constituting the Russell 1000® Growth Index.  As of December 31, 2015, the capitalization range of the Russell 1000® Growth Index was approximately $0.7 billion and $587.2 billion.  These securities may be traded over the counter or listed on an exchange.

When selecting investments for the Fund, the Adviser employs quantitative and qualitative analysis to identify high quality companies that it believes have the ability to accelerate earnings growth and exceed investor expectations.  The security selection process consists of three steps.  Beginning with a universe of U.S. stocks, the Adviser’s investment team first conducts a series of risk control and valuation screens designed to eliminate those stocks that are highly volatile or are more likely to underperform the market.  The Adviser considers four primary factors when conducting the risk control and valuation screens.  Those factors are: valuation, financial quality, stock volatility, and corporate governance.

Stocks that pass the initial screens are then evaluated using a proprietary methodology that attempts to identify stocks with the highest probability of producing an earnings growth rate that exceeds investor expectations.  In other words, the investment team seeks to identify stocks that are well positioned to benefit from a positive earnings surprise.  The process incorporates the following considerations: changes in Wall Street opinions, individual analysts’ historical accuracy, earnings quality analysis, and corporate governance practices.

The first two screening steps produce a list of eligible companies that are subjected to traditional fundamental analysis to further understand each company’s business prospects, earnings potential, strength of management and competitive positioning.  The investment team uses the results of this analysis to construct the portfolio for the Fund. While the Fund will not concentrate its investments in any one industry, the Fund may have a significant exposure to one or more sectors of the economy, such as the Information Technology sector.

Principal Risks

As with any mutual fund, there are risks to investing.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.  Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time.  The principal risks of investing in the Fund are:

General Market Risk. The Fund’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities.  Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Management Risk.  The Fund may not meet its investment objective or may underperform the market or other mutual funds with similar strategies if the Adviser cannot successfully implement the Fund’s investment strategies.

Equity Securities Risk.  The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value.  This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, geographic markets, or companies in which the Fund invests.

Large Cap Companies Risk.  The Fund’s investment in larger companies is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Growth-Style Investing Risk.  Investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies.  If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings.  Growth companies also typically do not pay dividends.  Companies that pay dividends may experience less significant stock price declines during market downturns.

Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the annual total returns from year to year for the Fund’s Institutional Class.  Following the bar chart are the Fund’s highest and lowest quarterly returns during the period shown in the bar chart. The performance table that follows shows how the Fund’s average annual returns over time compare with broad-based market indexes. Past performance (before and after taxes) will not necessarily continue in the future. Updated performance information is available at www.smithgroupfunds.com or by calling 877-SMITH65 (877-764-8465).

Best Quarter	Worst Quarter
Q4 2010 14.47%	Q4 2008 (24.56)%

Average Annual Total Returns for the periods ended December 31, 2015(1)
Institutional Class	One Year	Five Years	Since Inception (June 1, 2007) (2)
Return Before Taxes	1.60%	12.49%	4.07%
Return After Taxes on Distributions	(1.88)%	10.42%	2.92%
Return After Taxes on Distributions and Sale of Fund Shares	3.77%	9.84%	3.12%
Investor Class (3)
Return Before Taxes	1.40%	12.22%	3.82%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	1.38%	12.57%	5.64%
Russell 1000® Growth Index (reflects no deductions for fees, expenses or taxes)	5.67%	13.53%	7.68%
(1)
The Smith Group Large Cap Core Growth Fund, a series of Scotia Institutional Funds, (the “Predecessor Fund”) transferred into the Fund in a tax-free reorganization on February 24, 2014. Performance information shown includes the performance of the Predecessor Fund for periods prior to February 24, 2014.

(2)
While the Fund’s Institutional Class shares (formerly referred to as “Class I shares”) commenced operations on May 31, 2007, the Fund began investing consistent with its investment objective on June 1, 2007.

(3)
The Fund’s Investor Class shares commenced operations on February 24, 2014.  Performance shown for the Investor Class prior to February 24, 2014 is based on the performance of the Institutional Class, adjusted for the higher expenses applicable to Investor Class shares.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).  After-tax returns are shown only for the Institutional Class; after-tax returns for the Investor Class will vary to the extent it has different expenses. The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Management
Investment Adviser
Smith Asset Management Group, L.P. is the Fund’s investment adviser.

Portfolio Managers
Stephen S. Smith, CFA, Chief Executive Officer and Chief Investment Officer of the Adviser since 1995 and John D. Brim, CFA, Portfolio Manager and Chief Compliance Officer of the Adviser since 1998, are the portfolio managers responsible for the day-to-day management of the Fund.  Each has managed the Fund since 2007, through the Predecessor Fund.

Purchasing, Selling and Exchanging Fund Shares
You may purchase, exchange or redeem Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business by written request via mail (Smith Group Large Cap Core Growth Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by contacting the Fund by telephone at 877-SMITH65 (877-764-8465), or through a financial intermediary.  You may also purchase or redeem Fund shares by wire transfer.  The minimum initial and subsequent investment amounts for each share class are shown below.

	Minimum Initial Investment	Subsequent Minimum Investment
Institutional Class	$25,000	$100
Investor Class	$2,500	$100

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement such as a 401(k) plan. Distributions on investments made through tax-advantaged arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor, including affiliates of the Adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.